Exhibit 99.1

News Release

MasterCard’s Board of Directors Approves

Accelerated Class B Share Conversion and

$500 Million Class A Share Repurchase

Purchase, NY, April 10, 2007 – MasterCard Incorporated (NYSE:MA) today announced that its Board of Directors approved an amendment to its certificate of incorporation designed to facilitate an accelerated, orderly conversion of Class B common stock into Class A common stock for subsequent sale. In a related decision, the Board approved two additional items for 2007: the conversion of up to 13.4 million shares of Class B common stock into Class A common stock, and the repurchase of up to $500 million of Class A common stock in open market transactions, each of which is subject to stockholder approval of the amendment to the certificate of incorporation at the Company’s June 7, 2007 annual meeting of stockholders.

“We are pleased with the Board’s proposal to stockholders which will enable a coordinated and structured conversion from Class B common stock to Class A common stock,” said MasterCard President and Chief Executive Officer Robert W. Selander. “This plan reflects our strong business results and cash position and demonstrates our commitment to manage our capital structure in a manner that creates value for all shareholders.”

Through “conversion transactions,” in amounts and at times to be designated by the Company, current holders of shares of Class B common stock who elect to participate would be eligible to convert their shares on a one-for-one basis into shares of Class A common stock for subsequent sale to public investors within no more than 30 days. MasterCard Class B shareholders would not be allowed to participate in any Class A shareholder vote during this “transitory” ownership period.

The number of shares of Class B common stock eligible for conversion transactions would be determined by the Company and limited to an annual aggregate number of up to 10% of the total combined outstanding shares of Class A and Class B common stock, based upon the total number of shares outstanding as of December 31st of the prior calendar year. In addition, prior to May 31, 2010, a conversion transaction would not be permitted that would cause shares of Class B common stock to represent less than 15% of total outstanding shares of Class A and Class B common stock outstanding.

Class B common stock, which is held by the Company’s financial institution customers, currently represents approximately 41% of the total outstanding common stock of MasterCard Incorporated. Under the terms of the Company’s existing certificate of incorporation, holders of Class B common stock are permitted, subject to a right of first refusal, to convert their shares into an equal number of shares of publicly traded Class A common stock at any time after May 31, 2010, the fourth anniversary of the Company’s IPO. The new proposal removes the right of first refusal requirement and would allow the Company, subject to the aggregate annual share amounts and other ownership percentage limitations mentioned above, to permit conversion of Class B common stock into an equal number of shares of Class A common stock, and sale of such newly issued shares to eligible purchasers, prior to May 31, 2010.

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The Company’s proposal for the amendment of its certificate of incorporation has been included in a preliminary proxy statement filed today with the Securities and Exchange Commission (“SEC”). Adoption of the proposed amendment requires the affirmative vote of the holders of at least a majority of the outstanding shares of each of the Company’s Class A and Class B common stock as well as a majority of the votes cast by holders of the Company’s Class M common stock, which is also held by financial institution customers.

Conference Call Details

At 9:30 a.m. EDT today, the Company will host a conference call to discuss the details of this press release.

The dial-in information for this call is 800-510-0178 (within the U.S.) and 617-614-3450 (outside the U.S.) and the passcode is 29831700. Later today, a replay of the call will be available for one week following the live call. The replay can be accessed by dialing 888-286-8010 (within the U.S.) and 617-801-6888 (outside the U.S.) and using passcode 84513824.

The live call and the replay, along with supporting materials, can also be accessed through the Investor Relations section of the Company’s website at www.mastercard.com.

Additional Information and Where You Can Find It

In connection with the proposed amendment to the MasterCard Incorporated (“MasterCard”) certificate of incorporation (the “Proposed Amendment”), MasterCard will be filing a proxy statement and relevant documents concerning the Proposed Amendment with the SEC. MasterCard and its directors and executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from MasterCard’s stockholders in connection with the Proposed Amendment. STOCKHOLDERS OF MASTERCARD ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by MasterCard at the SEC’s web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from MasterCard by directing such request to MasterCard Incorporated, Office of the Corporate Secretary, 2000 Purchase Street, Purchase, New York 10577, Attention: Noah J. Hanft, Telephone: (914) 249-2000, Facsimile: (914) 249-4262.

Forward-Looking Statements

Statements contained in this communication that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include, but are not limited to, statements about the benefits of the proposed amendment to MasterCard Incorporated’s certificate of incorporation and the related transactions and other statements identified by words such as “expects,” “anticipates,” “intends,”

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“plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” or words of similar meaning. These forward-looking statements are based upon the current beliefs and expectations of MasterCard Incorporated’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the control of MasterCard Incorporated. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual outcomes may differ materially from the anticipated outcomes discussed in these forward-looking statements.

The following factors, among others, could cause actual outcomes to differ materially from the anticipated outcomes or other expectations expressed in the forward-looking statements: changes in global, political and economic conditions; legal or regulatory developments; failure to obtain stockholder approval for the proposed amendment to MasterCard Incorporated’s certificate of incorporation; and changing market conditions. Additional factors that could cause actual outcomes to differ materially from those expressed in the forward-looking statements are discussed in MasterCard Incorporated’s 2006 Annual Report on Form 10-K filed with the SEC on February 28, 2007, and are available at the SEC’s Internet site (http://www.sec.gov). MasterCard Incorporated disclaims any obligation to publicly update or revise any forward-looking information.

About MasterCard Incorporated

MasterCard Incorporated advances global commerce by providing a critical economic link among financial institutions, businesses, cardholders and merchants worldwide. As a franchisor, processor and advisor, MasterCard develops and markets payment solutions, processes over 16 billion payments each year, and provides industry-leading analysis and consulting services to financial institution customers and merchants. Through its family of brands, including MasterCard®, Maestro® and Cirrus®, MasterCard serves consumers and businesses in more than 210 countries and territories. For more information go to www.mastercard.com.

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Media Relations Contact: Chris Monteiro, chris_monteiro@mastercard.com , 914-249-5826

Investor Relations Contact: Barbara Gasper, investor_relations@mastercard.com, 914-249-4565